Exhibit 32.02
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended September 28, 2019 of Cadence Design Systems, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John M. Wall, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John M. Wall
John M. Wall
Senior Vice President and Chief Financial Officer
(Principal Accounting and Financial Officer)
Date:	October 21, 2019

A signed original of this written statement required by Section 906 has been provided to Cadence Design Systems, Inc. and will be retained by Cadence and furnished to the Securities and Exchange Commission or its staff upon request.